FORM 8K




WEDNESDAY, December 10th, 2020




FORM 8K
REFERENCE REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
Wednesday             December 10th, 2020



Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Operating State:  Michigan
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)



Access-Power, & Co., INC
ACCR Worldwide Headquarters
PO BOX 598
Grand Haven, MI  49417


Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Matters...

Dear Shareholders of  ACCR and Esteemed Commissioners of the SEC,

ACCR has not issued any stock into the market place in over 20 years. TWENTY YEARS,,,locked at 98,376,146.

We only have common stock, and we have ZERO debt. We filed our "FORM 10" on December 8, 2020. Attached is a letter/email we received on 12/10/2020. We received this letter after the market closed.
It is addressed from the Office Staff of Section 11, the Office of Technology...where we stand.

At ACCR, we like it simple. We only have ONLY common stock, and at the ACCR Treasury and the common stock available is only there case we ever need it. We are too young of a Company to discuss dilution.

Cash on hand today:  over $30,000.00

As of last NITE's close, we  recognize a DTCC very tight
FLOAT:  98,374,196

Common Stock Structure

AS: 300,000,000
OS: 300,000,000
Patrick:  186,984,379 all federaly restrcted
FLOAT:  98,984,379 common fully diluted shares.   Again
as of last NITE's close, we  recognize a DTCC very tight
FLOAT:  98,374,196

www.standardtransferco.com - My TA is NEVER gagged.

I will always respect my primary Market Maker to be during
this process of our FORM 10 filing to gain PINK
CURRENT status in a responsible and manageable way.
OTC Markets has told me many times, that if the SEC says we
are current and  reporting...BOTH, that when we achieve both
OTC Markets will remove that dreaded RED STOP SIGN,
and PINK CURRENT we go, as fully reporting and now trying-
to-be CURRENT....OTC MARKETS, will remove it for my
Shareholders to enjoy. I am telling my respected Shareholders, that I plan to do an run things here at the Company the old way. We like the reward to possible bring our Shareholders down to dream,

It is always good to DREAM...

Personally, I like to be rewarded for hard work.   Yes I do, and that
is why I was always driven by commission rather than salaried work.

Sincerely, and with all the respect in the world, as your Director,




x /s/__________________________________________

Patrick J Jensen
Sole Director of ACCR
Access-Power & Co., Inc.


We wish to gain a solicited quote status, I see this happening soon.

Confidentiality Notice: The information in this email and any attachments may be privileged, confidential, or proprietary. If you are not the intended recipient, you are prohibited from using, copying, relying upon, or disseminating the information, and the sender disclaims any liability for such unauthorized use. Further, if you are not the intended recipient, please notify the sender immediately and delete the message from your computer. Thank you.

The following should be considered in connection with an evaluation of our business and recent market activities as described above: There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY
INVOLVE A HIGH DEGREE OF RISK AND,
THEREFORE, SHOULD BE CONSIDERED
EXTREMELY SPECULATIVE. THEY SHOULD
NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY
OF THE LOSS OF THE ENTIRE INVESTMENT.
PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING
ALL EXHIBITS, AND CAREFULLY CONSIDER,
AMONG OTHER FACTORS THE VARIOUS
RISK FACTORS THAT MAY  BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many
substantial risks to an investment in our common stock.
Carefully consider these risk factors, along with any available information currently reported by the Company
(of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning
Forward-Looking Statements Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate",
"expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict.

Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

END of REPORT